   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 24, 1996


                                                       REGISTRATION NO. 33-32872

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/

                        PRE-EFFECTIVE AMENDMENT NO.                          / /

                         POST-EFFECTIVE AMENDMENT NO. 7                      /X/

                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/

                                AMENDMENT NO. 8                              /X/

                               ------------------

                 DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                              SHELDON CURTIS, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        _X_ immediately upon filing pursuant to paragraph (b)
       ___ on (date) pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)
___ on (date) pursuant to paragraph (a) of rule 485.


    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (a)(1) OF RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO SECTION (b)(2) OF RULE 24f-2, THE REGISTRANT FILED A RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 4, 1996.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

                     ITEM                                                        CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS
 1.  ..........................................  Cover Page
 2.  ..........................................  Summary of Fund Expenses; Prospectus Summary
 3.  ..........................................  Financial Highlights; Performance Information
 4.  ..........................................  Investment Objective and Policies; The Fund and its Management; Cover
                                                  Page; Investment Restrictions; Prospectus Summary; Financial
                                                  Highlights
 5.  ..........................................  The Fund and Its Management; Back Cover; Investment Objective and
                                                  Policies
 6.  ..........................................  Dividends, Distributions and Taxes; Additional Information
 7.  ..........................................  Purchase of Fund Shares; Shareholder Services
 8.  ..........................................  Redemptions and Repurchases; Shareholder Services
 9.  ..........................................  Not Applicable

PART B                                                             STATEMENT OF ADDITIONAL INFORMATION
10.  ..........................................  Cover Page
11.  ..........................................  Table of Contents
12.  ..........................................  The Fund and Its Management
13.  ..........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                  Transactions and Brokerage
14.  ..........................................  The Fund and its Management; Trustees and Officers
15.  ..........................................  Trustees and Officers
16.  ..........................................  The Fund and Its Management; Purchase of Fund Shares; Custodian and
                                                  Transfer Agent; Independent Accountants
17.  ..........................................  Portfolio Transactions and Brokerage
18.  ..........................................  Description of Shares; Validity of Shares of Beneficial Interest
19.  ..........................................  Repurchase of Fund Shares; Redemptions and Repurchases; Statement of
                                                  Assets and Liabilities; Shareholder Services
20.  ..........................................  Dividends, Distributions and Taxes
21.  ..........................................  The Distributor
22.  ..........................................  Performance Information
23.  ..........................................  Experts; Financial Statements

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
DECEMBER 24, 1996


              Dean Witter Precious Metals and Minerals Trust (the "Fund") is an open-end diversified management investment company, whose investment objective is capital appreciation. The Fund will seek to achieve its investment objective by investing in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. (See "Investment Objective and Policies").

               Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1.0% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."


               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated December 24, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed below. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
     DISTRIBUTOR

    TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and Its Management/5
Investment Objective and Policies/5
  Risk Considerations/7
Investment Restrictions/12
Purchase of Fund Shares/13
Shareholder Services/16
Redemptions and Repurchases/18
Dividends, Distributions and Taxes/20
Performance Information/21
Additional Information/22

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Precious Metals and Minerals Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The               The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund              open-end, diversified management investment company. The Fund invests in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities. The Fund also invests in gold, silver, platinum and palladium bullion and coins directly.
----------------------------------------------------------------------------------------------------------------------
Shares Offered    Shares of beneficial interest with $0.01 par value (see page 21).
----------------------------------------------------------------------------------------------------------------------
Offering          At net asset value without sales charge (see page 13). Shares redeemed within six years of purchase
Price             are subject to a contingent deferred sales charge under most circumstances (see page 18).
----------------------------------------------------------------------------------------------------------------------
Minimum           Minimum initial investment, $1,000 ($100 if the account was opened through EasyInvest-SM-). Minimum
Purchase          subsequent investment, $100 (see page 13).
----------------------------------------------------------------------------------------------------------------------
Investment        The investment objective of the Fund is to provide long-term capital appreciation.
Objective
----------------------------------------------------------------------------------------------------------------------
Investment        Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-
Manager           owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies and other portfolios with assets under management of approximately $91 billion at November 30, 1996 (see page 5).
----------------------------------------------------------------------------------------------------------------------
Management        The Investment Manager receives a monthly fee at the annual rate of 0.80% of daily net assets. This
Fee               fee is higher than that paid by most other investment companies (see page 5).
----------------------------------------------------------------------------------------------------------------------
Dividends         Dividends from net investment income and distributions from net capital gains, if any, are paid at least once per year. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 20).
----------------------------------------------------------------------------------------------------------------------
Distributor       Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund a
and               distribution fee accrued daily and payable monthly at the rate of 1% per annum of the lesser of (i)
Distribution      the Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee
Fee               compensates the Distributor for the services provided in distributing shares of the Fund and for sales-related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see page 13).
----------------------------------------------------------------------------------------------------------------------
Redemption--      Shares are redeemable by the shareholder at net asset value. An account may be involuntarily
Contingent        redeemed if the total value of the account is less than $100 or, if the account was opened through
Deferred          EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account.
Sales             Although no commission or sales load is imposed upon the purchase of shares, a contingent deferred
Charge            sales charge (scaled down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund is less than the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see pages 17-19).
----------------------------------------------------------------------------------------------------------------------
Risks             The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities and with fluctuations in the prices of precious metals and minerals. The prices of precious metals and minerals are affected by various world-wide economic, financial and political factors and such prices may be subject to sharp fluctuations over short periods of time (see page
                  7). Additionally, the Fund's investments in foreign securities involve certain risks due to changes in currency exchange rates, foreign securities exchange controls and foreign tax rates (see page 7).
                  The Fund's use of options and futures transactions may also involve special risks (see page 8).
----------------------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended October 31, 1996.


SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..............................................  None
Maximum Sales Charge Imposed on Reinvested Dividends...................................  None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)....  5.0%
      A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                                                                                    PERCENTAGE
--------------------------------------------------------------------------------------------  ---------------
First.......................................................................................          5.0%
Second......................................................................................          4.0%
Third.......................................................................................          3.0%
Fourth......................................................................................          2.0%
Fifth.......................................................................................          2.0%
Sixth.......................................................................................          1.0%
Seventh and thereafter......................................................................       None


Redemption Fees.......................................................................       None
Exchange Fee..........................................................................       None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------
Management Fees.......................................................................       .80%
12b-1 Fees*...........................................................................      1.00%
Other Expenses........................................................................       .47%
Total Fund Operating Expenses.........................................................      2.27%

------------
* A PORTION OF THE 12B-1 FEE EQUAL TO 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").



EXAMPLE                                                                   1 year       3 years      5 years     10 years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time
 period:..............................................................   $      73    $     101    $     142    $     261
You would pay the following expenses on the same investment, assuming
 no redemption:.......................................................   $      23    $      71    $     122    $     261


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request of the Fund.



                                                                                                             FOR THE PERIOD
                                                                FOR THE YEAR ENDED OCTOBER 31               AUGUST 6, 1990*
                                                    ------------------------------------------------------      THROUGH
                                                      1996      1995     1994     1993     1992     1991    OCTOBER 31, 1990
                                                    --------  --------  -------  -------  -------  -------  ----------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period............     $9.77    $11.45   $10.80    $7.87    $8.59    $8.57        $10.00
                                                    --------  --------  -------  -------  -------  -------      --------
  Net investment income (loss)....................     (0.10)    (0.08)   (0.06)   (0.04)   (0.05)    0.06          0.05
  Net realized and unrealized gain (loss).........      1.66     (1.38)    0.73     2.97    (0.62)    0.03         (1.48)
                                                    --------  --------  -------  -------  -------  -------      --------
  Total from investment operations................      1.56     (1.46)    0.67     2.93    (0.67)    0.09         (1.43)
                                                    --------  --------  -------  -------  -------  -------      --------
  Less dividends and distributions from:
    Net investment income.........................        --        --       --       --    (0.04)   (0.07)           --
    Net realized gain.............................     (0.19)    (0.22)   (0.02)      --    (0.01)      --            --
                                                    --------  --------  -------  -------  -------  -------      --------
  Total dividends and distributions...............     (0.19)    (0.22)   (0.02)      --    (0.05)   (0.07)         0.00
                                                    --------  --------  -------  -------  -------  -------      --------
  Net asset value, end of period..................    $11.14     $9.77   $11.45   $10.80    $7.87    $8.59         $8.57
                                                    --------  --------  -------  -------  -------  -------      --------
                                                    --------  --------  -------  -------  -------  -------      --------
TOTAL INVESTMENT RETURN+..........................   15.93 %  (12.78)%   6.18 %  37.23 %  (7.97)%    1.23%      (14.30)%(1)
RATIOS TO AVERAGE NET ASSETS:
  Expenses........................................    2.27 %    2.29 %   2.28 %   2.79 %   3.30 %    2.18%(4)       1.49 %(2)(3)
  Net investment income (loss)....................   (0.84)%   (0.70)%  (0.87)%  (1.07)%  (0.74)%    0.93%(4)       2.99 %(2)(3)
SUPPLEMENTAL DATA:
  Net assets, end of period, in thousands.........   $60,841   $55,448  $73,444  $45,204  $15,135  $11,246        $5,843
  Portfolio turnover rate.........................       46%       23%      46%      25%       9%      11%            --
  Average commission rate paid....................   $0.0217        --       --       --       --       --            --

---------------
 *  COMMENCEMENT OF OPERATIONS.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER (AFTER APPLICATION OF THE FUND'S EXPENSE LIMITATION), THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 3.50% AND 0.98%, RESPECTIVELY.
(4) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER (AFTER APPLICATION OF THE FUND'S EXPENSE LIMITATION), THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 3.50% AND (0.39)%, RESPECTIVELY.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Precious Metals and Minerals Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on December 28, 1989.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 100 investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $87.9 billion at November 30, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.1 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.80% of the Fund's net assets. For the fiscal year ended October 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.80% of the Fund's average daily net assets and the Fund's total expenses amounted to 2.27% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is long-term capital appreciation. The Fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. There can be no assurance that the Fund's investment objective will be achieved. The investment objective of the Fund is a fundamental policy and, as such, may not be changed without the approval of the shareholders of the Fund. Because the securities in which the Fund invests may involve risks not associated with more traditional investments, an investment in the Fund, by itself, should not be considered a balanced investment program.

    Except during temporary defensive periods, the Fund will invest at least 65% of its total assets in precious metals and minerals securities and precious metals bullion and coins as well as other precious metals-related investments (such as debt instruments indexed to or payable in precious metals warrants). This concentration policy is a fundamental policy of the Fund.

    The precious metals and minerals securities in which the Fund will invest include foreign and domestic common stocks, securities convertible into common stocks, preferred stocks, debt securities, precious metals indexed debt securities and options issued by companies engaged in the exploration, mining, fabricating, processing, distributing or trading of precious metals and minerals. A company will be considered to be principally engaged in such activities if it derives more than 50% of its income or devotes 50% or more of its assets to such activities.


    Up to 35% of the Fund's total assets may be invested in (a) common stocks of companies that derive less than 50% of their income or devote 50% or less of their assets to precious metals and minerals activities, (b) long-term U.S. Government securities (securities guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) (including zero coupon bonds) and (c) short-term money market instruments such as obligations of, or guaranteed by, the United States government, its agencies or instrumentalities (including zero coupon bonds); commercial paper; banker's acceptances and certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $500 million or more; time deposits; or debt securities rated within the two highest grades by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, are of comparable quality as determined by the Investment Manager and which mature within one year from the date of purchase. Investments in short-term money market instruments may equal more than 35% of the Fund's assets during temporary defensive periods. Additionally, within the percentage limitation described above, up to 20% of the Fund's total assets may be invested in long-term U.S. Government securities in order to offset the possible decline in the value of precious metals and precious metals securities during periods of low inflation rates.


    Because most of the world's gold production is outside of the United States, the Fund expects that a majority of its assets will be invested in the securities of foreign issuers. The percentage of assets invested in particular countries or regions, however, will change from time to time according to the Investment Manager's judgement of their political stability and economic outlook. Under normal market conditions, the Fund intends to invest at least 30% of its assets in the securities of foreign issuers. Such securities may be in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement with a European bank. Generally, ADRs in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in the European securities markets. In the event that ADRs or EDRs are not available for a particular security, the Fund nevertheless may invest in that security. Such securities may or may not be listed on a foreign securities exchange.

    The Fund will also invest a portion of its assets in gold, silver, platinum and palladium bullion and coins (or certificates, receipts or contracts representing ownership interests in these precious metals). While it is intended that no more than 25% of the Fund's total assets will be invested in such bullion or coins, the Fund's investment in bullion or coins may be further restricted in order to comply with regulations of states where the Fund's shares are qualified for sale.

    Bullion and coins will only be bought from and sold to U.S. and foreign banks, regulated U.S. commodities exchanges, exchanges affiliated with a regulated U.S. stock exchange, and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Gold, silver, platinum and palladium bullion will not be purchased in any form that is not readily marketable. Coins will not be purchased for their numismatic value and will not be considered for purchase if they cannot be bought or sold in an active market. Any bullion or coins purchased by the Fund will be delivered to and stored with a qualified custodian bank in the U.S. Investors should note that bullion and coins do not generate income, offering only the potential for capital appreciation or depreciation, and in these transactions the Fund may encounter higher custody and transaction costs than those normally associated with the ownership of securities, as well as shipping and insurance costs. The Fund may attempt to minimize the costs associated with actual custody of bullion or coins by the use of receipts or certificates representing ownership interests in these precious metals. The Fund's Investment Manager believes that investments in precious metals themselves could serve to moderate fluctuations in the value of the Fund's portfolio since at times the prices of precious metals have tended not to fluctuate as widely as the securities of issuers engaged in the mining of such metals.

RISK CONSIDERATIONS


    Investments related to gold and other precious metals and minerals are considered speculative and are impacted by a host of world-wide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of these precious metals, changes in industrial and commercial demand, metal sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and governmental restrictions on the private ownership of certain precious metals and minerals. Additionally, the precious metals and minerals securities in which the Fund may invest may not necessarily move in tandem with the prices of actual precious metals and minerals.


    At the present time, there are five major producers of gold bullion. In order of magnitude they are: the Republic of South Africa, the successor states of the former Soviet Union, Canada, the United States and Australia. Political and economic conditions in these countries may have a direct effect on the mining, distribution and price of gold and sales of central bank gold holdings.

    FOREIGN SECURITIES. The Fund expects that a significant portion of its assets will be invested in securities of foreign issuers because companies engaged in activities relating to precious metals and minerals are frequently located outside the United States. Investments in the securities of foreign issuers involve special risks. These risks include: less public information available about foreign companies than is available about U.S. companies; less government regulation of stock exchanges, brokers, listed companies and banks in foreign countries than in the United States; foreign stock markets have less volume than the United States markets and the securities of some foreign companies are less liquid and more volatile than the securities of comparable United States companies; foreign companies, generally, are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to United States companies; the possibility of expropriation of assets, or confiscatory taxation of investments or nationalization of bank deposits by foreign governments; the possible establishment of exchange controls and currency blockages by foreign governments; adverse political and economic developments and the difficulties of obtaining and enforcing a judgement against the issuers of foreign securities; and fluctuations in foreign currency exchange rates which may affect the value of the Fund's portfolio securities (and consequently the net asset value of the Fund's shares), the value of dividends and interest earned and gains and losses realized on the sale of securities, and the value of net investment income and unrealized appreciation or depreciation of investments. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

As a way of managing exchange rate risks, the Fund may enter into foreign currency exchange transactions either on a cash basis at the rate prevailing in the currency exchange market, or by entering into forward foreign currency exchange contracts to buy or sell currencies.

A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund's portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. Forward contracts can be used to protect the value of the Fund's investment securities by establishing a rate of exchange that the Fund can achieve at some future point in time; they do not eliminate fluctuations in the underlying prices of the securities. Additionally, although forward contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gains that might result should the value of such currency increase. The Fund does not intend to commit more than 20% of the value of its total assets to forward contracts for position hedging at any one time. Additionally, the Fund, generally, will not enter into a forward contract with a term greater than one year.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund is permitted to enter into call and put options on equity securities listed on various U.S. securities exchanges ("Listed Options") and written in over-the-counter transactions ("OTC options").

    Listed options are issued by the Options Clearing Corporation ("OCC").

    OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid it in achieving its investment objective.

    The Fund may purchase listed or OTC put or call options on its portfolio securities in amounts exceeding no more than 10% of its total assets.

    The Fund may purchase call options only to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may enter into futures contracts on precious metals as a hedge ("precious metals futures") against changes in the price of precious metals held or intended to be acquired by the Fund, but not for speculation or for achieving leverage. The Fund's hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of a precious metal which the Fund intends to acquire ("anticipatory hedge") or sales of futures contracts as an offset against the effect of anticipated declines in the price of a precious metal which the Fund owns ("hedge against an existing position").

    The Fund may enter into precious metals forward contracts which are similar to precious metals futures contracts, in that they provide for the pur-chase or sale of precious metals at an agreed price with delivery to take place at an agreed future time. However, unlike futures contracts, forward contracts are negotiated contracts which are primarily used in the dealer market. Unlike the futures contract market, which is regulated by the Commodity Futures Trading Commission ("CFTC") and by the regulations of the commodity exchanges, the forward contract market is unregulated. The Fund will use forward contracts for the same hedging purposes as those applicable to futures contracts, as described above.

    The Fund may also purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract and the sale of a futures contract or to close out a long or short position in futures contracts.

    The Fund may also purchase put or call options on precious metals futures contracts. Such options would be purchased solely for hedging purposes similar to those applicable to the purchase and sale of futures contracts. The Fund may not purchase options on precious metals and precious metals futures contracts if the premiums paid for all such options, together with margin deposits on precious metals futures contracts, would exceed 5% of the Fund's total assets at the time the option is purchased. The Fund may also write covered call options on precious metal futures contracts.

    The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call
(put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's assets are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various price movements or the time span within which the movements take place.

    Another risk which may arise in employing futures contracts to protect against the price volatility of the Fund's assets is that the prices of precious metals subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the prices of such assets. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    Precious metals futures and forward prices can be volatile and are influenced principally by changes in spot market prices, which in turn are affected by a variety of political and economic factors. In addition, expectations of changing market conditions may at times influence the prices of futures and forward contracts, and changes in the cost of holding physical precious metals, including storage, insurance and interest expense, will also affect the relationship between spot and futures or forward prices. While the correlation between changes in prices of futures and forward contracts and prices of the precious metals being hedged by such contracts has historically been very strong, the correlation may at times be imperfect and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected precious metals price trends. To the extent that interest rates move in a direction opposite to that anticipated, the Fund may realize a loss on a futures transaction not offset by an increase in the value of portfolio securities. Moreover there is a possibility of a lack of a liquid secondary market for closing out a futures position or futures option. The success of any hedging technique depends upon the Investment Manager's accuracy in predicting the direction of a market. If these predictions are incorrect, the Fund may realize a loss.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the prices of the underlying securities. The writing of a put or call option on a futures contract involves risks similar to those relating to transactions in futures contracts as are described above.

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.


PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to 100% of the market value determined daily of the loaned securities. The Fund may lend up to 10% of the value of its total assets.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant.


The Fund is managed within InterCapital's Growth Group, which manages 27 funds and fund portfolios with approximately $12.2 billion in assets at November 30, 1996. Mark Bavoso, Senior Vice President of InterCapital, and Robert Rossetti, Vice President of InterCapital and members of InterCapital's Growth Group, are the portfolio managers of the Fund. Mr. Bavoso and Mr. Rossetti have been the portfolio managers of the Fund since December, 1996. Mr. Bavoso has been a portfolio manager at InterCapital for over five years. Mr. Rossetti has been a portfolio manager at InterCapital since May, 1995. Prior thereto, he was a Vice President in Research Compliance at Merrill Lynch (November, 1994-April, 1995) and a Vice President in Investment Management for Prudential Securities.


In selecting particular investments for the Fund's portfolio, the Investment Manager will consider a wide variety of factors including current and anticipated prices for precious metals and minerals, the extent and quality of the issuer's metals reserves (including ore grades of metals mined by the issuer), the quality of the issuer's management, the financial condition of the issuer, present and anticipated levels of taxation on the operating income of the issuer, labor relations, the issuer's mining, processing and fabricating costs and techniques, and the marketability of the issuer's securities and the price at which the issuer's precious metals and minerals are sold in the free market.

    Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR. The Fund's normal expectation in purchasing a security is that its anticipated performance level will be reached over the longer, rather than the shorter, term. Historically, stock prices of companies in the precious metals industry have been volatile. The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100%. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities of any one issuer.

   3. Invest more than 10% of its total assets in illiquid securities (OTC options and securities which are not readily marketable or which are subject to legal or contractual restrictions on resale) and repurchase agreements which have a maturity of longer than seven days.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   5. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers its shares to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Precious Metals and Minerals Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the Schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").


    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business semi-
nars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.



    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses. For the fiscal year ended October 31, 1996, the Fund accrued payments under the Plan amounting to $654,543, which amount is equal to 1.0% of the Fund's average daily net assets for the fiscal period.



    At any given time, the expenses of distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess would amount to $250,000. The Distributor has advised the Fund that such excess amounts including the carrying charge described above, totalled $3,103,792 at October 31, 1996, which was 5.11% of the Fund's net assets on such date.


    Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.


Short-term debt securities with remaining maturities of sixty days or less to maturity at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


    Gold and silver bullion will be valued at the last spot settlement price on the Commodity Exchange, Inc. and other precious metals (such as platinum and palladium) and minerals will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange. If prices are not available on any of these exchanges on any given day, the relevant precious metal or mineral will be valued at prices in the bullion markets or other markets approved by the Trustees for that purpose; if there is no readily available market quotation, then bullion will be valued in a manner, at fair value, as determined in good faith by the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").


    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and
Repurchases--Involuntary Redemptions").


    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on the shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following busi-ness day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of that Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund, (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees, if any, are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds") but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

    Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or other Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, Social Security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional information required by the Transfer Agent.

    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                       CONTINGENT DEFERRED
            YEAR SINCE                  SALES CHARGE AS A
             PURCHASE                  PERCENTAGE OF AMOUNT
           PAYMENT MADE                      REDEEMED
-----------------------------------  ------------------------
First..............................              5.0%
Second.............................              4.0%
Third..............................              3.0%
Fourth.............................              2.0%
Fifth..............................              2.0%
Sixth..............................              1.0%
Seventh and thereafter.............           None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and


   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company or Dean Witter Trust FSB, each of which is an affiliate of the Investment Manager, serves as Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.


    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g. when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.


    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 or such lesser amount as may be fixed by the Fund's Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of the account to at least the applicable amount or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund currently intends to pay dividends and to distribute all of the Fund's net investment income and net realized short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

    TAXES. Because the Fund intends to distribute all of its net investment income and net capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, (the "Code"), it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. Shareholders who are required to pay taxes on their income will normally have to pay Federal income taxes, and any applica-ble state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash.


    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All or a portion of such payments will not be taxable to shareholders.


    Income received by the Fund may give rise to foreign taxes imposed and withheld in foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50 percent of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken by the Shareholder as a credit or deduction in computing federal income taxes. If the election is filed, the Fund will report to its shareholders the amount per share of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures generally are treated as 60% long-term gain or loss and 40% short-term gain or loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    As a regulated investment company, the Fund is subject to the requirement that less than 30% of its gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months. This requirement may limit the Fund's ability to engage in options and futures transactions.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    After the end of the year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.



    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.)


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS


MONEY MARKET FUNDS                       Dean Witter Balanced Income Fund
Dean Witter Liquid Asset Fund Inc.       Dean Witter Hawaii Municipal Trust
Dean Witter Tax-Free Daily Income Trust  Dean Witter Intermediate Term U.S.
Dean Witter New York Municipal Money     Treasury Trust
Market Trust                             DEAN WITTER RETIREMENT SERIES
Dean Witter California Tax-Free Daily    Liquid Asset Series
Income Trust                             U.S. Government Money Market Series
Dean Witter U.S. Government Money        U.S. Government Securities Series
Market Trust                             Intermediate Income Securities Series
EQUITY FUNDS                             American Value Series
Dean Witter American Value Fund          Capital Growth Series
Dean Witter Natural Resource             Dividend Growth Series
Development Securities Inc.              Stategist Series
Dean Witter Dividend Growth Securities   Utilities Series
Inc.                                     Value-Added Market Series
Dean Witter Developing Growth            Global Equity Series
Securities Trust                         ASSET ALLOCATION FUNDS
Dean Witter World Wide Investment Trust  Dean Witter Strategist Fund
Dean Witter Value-Added Market Series    Dean Witter Global Asset Allocation
Dean Witter Utilities Fund               Fund
Dean Witter Precious Metals and          ACTIVE ASSETS ACCOUNT PROGRAM
Minerals Trust                           Active Assets Money Trust
Dean Witter Capital Growth Securities    Active Assets Tax-Free Trust
Dean Witter European Growth Fund Inc.    Active Assets California Tax-Free Trust
Dean Witter Pacific Growth Fund Inc.     Active Assets Government Securities
Dean Witter Health Sciences Trust        Trust
Dean Witter Global Dividend Growth
Securities
Dean Witter Global Utilities Fund
Dean Witter International Small Cap
Fund
Dean Witter Mid-Cap Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
Dean Witter Japan Fund
Dean Witter Income Builder Fund
Dean Witter Special Value Fund
FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities
Trust
Dean Witter California Tax-Free Income
Fund
Dean Witter New York Tax-Free Income
Fund
Dean Witter Convertible Securities
Trust
Dean Witter Federal Securities Trust
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income
Securities
Dean Witter Global Short-Term Income
Fund Inc.
Dean Witter Multi-State Municipal
Series Trust
Dean Witter Premier Income Trust
Dean Witter Short-Term U.S. Treasury
Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal
Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities

Dean Witter                         Dean Witter
Precious Metals and Minerals Trust  Precious
Two World Trade Center              Metals and
New York, New York 10048            Minerals
TRUSTEES                            Trust
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Mark Bavoso
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                        PROSPECTUS -- DECEMBER 24, 1996

STATEMENT OF ADDITIONAL INFORMATION     DEAN WITTER
                                        PRECIOUS METALS
DECEMBER 24, 1996                       AND MINERALS TRUST

--------------------------------------------------------------------------------


    Dean Witter Precious Metals and Minerals Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is capital appreciation. The Fund seeks to achieve its investment objective by investing in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, distribution, processing or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. See "Investment Practices and Policies."


    A Prospectus for the Fund dated December 24, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.



Dean Witter
Precious Metals and
Minerals Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and Its Management..............................................     3

Trustees and Officers....................................................     5

Investment Practices and Policies........................................    12

Investment Restrictions..................................................    22

Portfolio Transactions and Brokerage.....................................    24

The Distributor..........................................................    26

Determination of Net Asset Value.........................................    29

Shareholder Services.....................................................    29

Redemptions and Repurchases..............................................    34

Dividends, Distributions and Taxes.......................................    36

Performance Information..................................................    38

Description of Shares of the Fund........................................    39

Custodian and Transfer Agent.............................................    39

Independent Accountants..................................................    40

Reports to Shareholders..................................................    40

Validity of Shares of Beneficial Interest................................    40

Legal Counsel............................................................    40

Experts..................................................................    40

Registration Statement...................................................    40

Financial Statements--October 31, 1996...................................    41

Report of Independent Accountants........................................    51

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on December 28, 1989.

THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."



    InterCapital is also the investment manager or investment adviser of the following investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Premier Income Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter

Funds. In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/ DW Funds"). InterCapital also serves as (i) sub-advisor to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The Black Rock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of Mass Mutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the Investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of
 .80% of the daily net assets of the Fund. Total compensation accrued to the Investment Manager under the Agreement and for the fiscal years ended October 31, 1994, October 31, 1995 and October 31, 1996 was $530,057, $516,929 and
$523,635 respectively.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Investment Manager has paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses. The Fund has deferred and is amortizing the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

    The Agreement was initially approved by the Board of Trustees on October 30, 1992 and by the Shareholders of the Fund at a Special Meeting of Shareholders on January 12, 1993. The Agreement is substantially identical to a prior Investment Management Agreement which was initially approved by the trustees on February 15, 1990 and by DWR as the then sole shareholder on June 7,1990 and by the Shareholders of the Fund at a Special Meeting of Shareholders on September 20, 1991. The Agreement took effect on June 30, 1993 upon the Spin-off by Sears, Roebuck & Co. of its remaining shares of DWDC. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


    Under its terms, the Agreement had an initial term ending April 30, 1994, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 17, 1996, the Fund's Board of Trustees, including all of the Independent Trustees, approved the most recent continuation of the Agreement until April 30, 1997.


    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 82 Dean Witter Funds and the 14 TCW/DW Funds are shown below.



      NAME, AGE, POSITION WITH FUND AND ADDRESS                   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------     ----------------------------------------------------------
Michael Bozic (55) ...................................     Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                    Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                           the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                            Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                        1991-July, 1995); formerly variously Chairman, Chief
                                                           Executive Officer, President and Chief Operating Officer
                                                           (1987-1991) of the Sears Merchandise Group of Sears,
                                                           Roebuck and Co.; Director of Eaglemark Financial Services,
                                                           Inc., the United Negro College Fund and Weirton Steel Cor-
                                                           poration.
Charles A. Fiumefreddo* (63) .........................     Chairman, Chief Executive Officer and Director of
Chairman of the Board, President, Chief                    InterCapital; Distributors and DWSC; Executive Vice
 Executive Officer and Trustee                             President and Director of DWR; Chairman, Director or
Two World Trade Center                                     Trustee, President and Chief Executive Officer of Dean
New York, New York                                         Witter Funds; Chairman, Chief Executive Officer and
                                                           Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                           Witter Trust Company ("DWTC"); formerly Executive Vice
                                                           President and Director of DWDC (until February, 1993);
                                                           Director and/or officer of various DWDC subsidiaries.
Edwin J. Garn (64) ...................................     Director or Trustee of the Dean Witter Funds; formerly
Trustee                                                    United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Chemical Corporation                          Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                           Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                                       Space Shuttle Discovery (April 12-19, 1985); Vice
                                                           Chairman, Huntsman Chemical Corporation (since January,
                                                           1993); Director of Franklin Quest (time management sys-
                                                           tems) and John Alden Financial Corporation; member of the
                                                           board of various civic and charitable organizations.
John R. Haire (71) ...................................     Chairman of the Audit Committee and Chairman of the
Trustee                                                    Committee of the Independent Directors or Trustees and
Two World Trade Center                                     Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                         the Audit Committee and Chairman of the Committee of the
                                                           Independent Trustees and Trustee of the TCW/DW Funds;
                                                           formerly President, Council for Aid to Education
                                                           (1978-1989) and Chairman and Chief Executive Officer of
                                                           Anchor Corporation, an Investment Adviser (1964-1978);
                                                           Director of Washington National Corporation (insurance).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                   PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------     ----------------------------------------------------------
Dr. Manuel H. Johnson (47) ...........................     Senior Partner, Johnson Smick International, Inc., a
Trustee                                                    consulting firm; Koch Professor of International Eco-
c/o Johnson Smick International, Inc.                      nomics and Director of the Center for Global Market
1133 Connecticut Avenue, N.W.                              Studies at George Mason University (since September,
Washington, D.C.                                           1990); Co-Chairman and a founder of the Group of Seven
                                                           Council (G7C), an international economic commission (since
                                                           September, 1990); Director or Trustee of the Dean Witter
                                                           Funds; Trustee of the TCW/DW Funds; Director of NASDAQ
                                                           (since June, 1995); Director of Greenwich Capital Markets
                                                           Inc. (broker-dealer); formerly Vice Chairman of the Board
                                                           of Governors of the Federal Reserve System (1986-1990) and
                                                           Assistant Secretary of the U.S. Treasury (1982-1986).
Michael E. Nugent (60) ...............................     General Partner, Triumph Capital, L.P., a private
Trustee                                                    investment partnership (since April, 1988); Director or
c/o Triumph Capital, L.P.                                  Trustee of the Dean Witter Funds; Trustee of the TCW/DW
237 Park Avenue                                            Funds; formerly Vice President, Bankers Trust Company and
New York, New York                                         BT Capital Corporation (1984-1988); Director of various
                                                           business organizations.
Philip J. Purcell* (53) ..............................     Chairman of the Board of Directors and Chief Executive
Trustee                                                    Officer of DWDC, DWR and Novus Credit Services Inc.;
Two World Trade Center                                     Director of InterCapital, DWSC and Distributors; Director
New York, New York                                         or Trustee of the Dean Witter Funds; Director and/or
                                                           officer of various DWDC subsidiaries.
John L. Schroeder (66) ...............................     Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                    Director of Citizens Utilities Company; formerly Executive
c/o Gordon Altman Butowsky Weitzen                         Vice President and Chief Investment Officer of the Home
 Shalov & Wein                                             Insurance Company (August, 1991-September, 1995); formerly
Counsel to the Independent Trustees                        Chairman and Chief Investment Officer of Axe-Houghton
114 West 47th Street                                       Management and the Axe-Houghton Funds (1983-1991).
New York, New York
Sheldon Curtis (64) ..................................     Senior Vice President, Secretary and General Counsel of
Vice President, Secretary                                  InterCapital and DWSC; Senior Vice President and Secretary
 and General Counsel                                       of DWTC; Senior Vice President, Assistant Secretary and
Two World Trade Center                                     Assistant General Counsel of Distributors; Assistant
New York, New York                                         Secretary of DWR; Vice President, Secretary and General
                                                           Counsel of the Dean Witter Funds and the TCW/DW Funds.
Mark Bavoso (35) .....................................     Senior Vice President of InterCapital; Vice President of
Vice President                                             various Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (50) ................................     First Vice President and Assistant Treasurer (since
Treasurer                                                  January, 1993) of InterCapital and DWSC and Treasurer of
Two World Trade Center                                     the Dean Witter Funds and the TCW/DW Funds.
New York, New York


------------

 *Denotes Trustees who are "Interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC Distributors and DWTC and Director of DWTC and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWTC and Paul D. Vance and Ira W. Ross, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund. In addition, Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto and Frank Bruttomesso, Staff Attorneys with InterCapital and DWSC, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees consists of eight (8) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 82 Dean Witter Funds, comprised of 122 portfolios. As of November 30, 1996, the Dean Witter Funds had total net assets of approximately $82.1 billion and more than five million shareholders.



    Six Trustees (75% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the six independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless and until they are invited for purposes of furnishing information or making a report.


    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.


DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE



    The Chairman of the Committees of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.


    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.


    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


    The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.



    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 1996.

                               FUND COMPENSATION



                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,750
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,900
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,750
John L. Schroeder.............................................       1,800



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.



              COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                                        TOTAL
                                                                   FOR SERVICE AS   COMPENSATION
                               FOR SERVICE                          CHAIRMAN OF         PAID
                              AS DIRECTOR OR                       COMMITTEES OF    FOR SERVICES
                               TRUSTEE AND       FOR SERVICE AS     INDEPENDENT          TO
                             COMMITTEE MEMBER     TRUSTEE AND        DIRECTORS/        79 DEAN
                                OF 79 DEAN      COMMITTEE MEMBER    TRUSTEES AND       WITTER
                                  WITTER          OF 11 TCW/DW         AUDIT        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS           COMMITTEES     TCW/DW FUNDS
---------------------------  ----------------   ----------------   --------------   -------------
Michael Bozic..............      $126,050           --                 --             $126,050
Edwin J. Garn..............       136,450           --                 --              136,450
John R. Haire..............        98,450           $82,038           $217,350(1)      397,838
Dr. Manuel H. Johnson......       136,450            82,038            --              218,488
Michael E. Nugent..........       124,200            75,038            --              199,238
John L. Schroeder..........       136,450            46,964            --              183,414


------------

(1) For the 79 Dean Witter Funds in operation at December 31, 1995. As noted above, on July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds in addition to continuing to serve in such positions for the Dean Witter Funds.



    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(2) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the Fund) as of December 31, 1995, and the estimated retirement benefits for the Fund's Independent Trustees from the 57 Dean Witter Funds as of December 31, 1995.



                 RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS



                                                                                                             ESTIMATED
                                                                                               RETIREMENT     ANNUAL
                                                                                                BENEFITS     BENEFITS
                                                            ESTIMATED                          ACCRUED AS      UPON
                                                         CREDITED YEARS         ESTIMATED       EXPENSES    RETIREMENT
                                                          OF SERVICE AT       PERCENTAGE OF      BY ALL      FROM ALL
                                                           RETIREMENT           ELIGIBLE        ADOPTING     ADOPTING
NAME OF INDEPENDENT TRUSTEE                               (MAXIMUM 10)        COMPENSATION        FUNDS      FUNDS(3)
-----------------------------------------------------  -------------------  -----------------  -----------  -----------
Michael Bozic........................................              10               50.0%       $  26,359    $  51,550
Edwin J. Garn........................................              10               50.0           41,901       51,550
John R. Haire........................................              10               50.0          261,763      130,404
Dr. Manuel H. Johnson................................              10               50.0           16,748       51,550
Michael E. Nugent....................................              10               50.0           30,370       51,550
John L. Schroeder....................................               8               41.7           51,812       42,958


------------

(2) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.



(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (2) above.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

    As discussed in the Prospectus, the Fund may invest up to 35% of its total assets in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

       (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds
    (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

       (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the
    United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

       (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

       (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund may invest up to 20% of its total assets in long-term U.S. Government securities.

ZERO COUPON TREASURY SECURITIES

    A portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year. See "Dividends, Distributions and Taxes" for a discussion of the tax treatment of zero coupon Treasury securities.

    Currently the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

FOREIGN SECURITIES

    As discussed in the Prospectus, investing in securities issued by companies whose principal business activities are outside the United States may involve risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. and securities of some foreign issuers, particularly those located in developing countries, may be less liquid and more volatile than securities of comparable U.S. companies. Foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and foreign securities trading practices, including those involving securities settlement, may expose the Fund's portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Moreover, there is generally less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

    Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or financial instability or diplomatic and other developments which could affect such investments. In addition, since the securities of foreign issuers are generally denominated in foreign currencies, fluctuations in monetary exchange rates will affect the dollar value of the Fund's foreign investments.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    As discussed in the Prospectus, the Fund may enter into foreign currency exchange transactions as a way of managing exchange rate risks. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into a forward contract under the following circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or is informed that it will receive a dividend denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security or the value of the dividend. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying securities transaction or dividend payment, the Fund will be able to protect itself against a possible low resulting from and adverse change in the relationship between the U.S. dollar and the respective foreign currency during the period between (i) the time the security is purchased or sold and the date on which payment is made or received or (ii) the time the dividend is declared by an issuer and the date when it is received by the Fund. Second, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities, debt securities or equity securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    At the maturity of a forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. The Fund generally will not enter into a forward contract for a term greater than one year.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS AND FUTURES TRANSACTIONS

    As discussed in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and may purchase options of the same series to effect closing transactions. The Fund may also hedge against potential changes in the market value of its investments, or anticipated investments, by purchasing put and call options on portfolio securities and engaging in transactions involving futures contracts and options on such contracts.


    COVERED CALL WRITING. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid in achieving its investment objectives. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security or currency subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.


    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities or currencies alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold or exchanged by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain over-the-counter ("OTC") options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security or currency.

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received for on the option less the commission paid.

    Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.


    COVERED PUT WRITING. As stated in the Prospectus, the Fund may write covered put options on portfolio securities. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


    The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 10% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.


    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.


    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    FUTURES CONTRACTS AND OPTIONS THEREON. As stated in the Prospectus, the Fund may invest in futures contracts on precious metals ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated changes in the prices of precious metals. A futures contract sale creates an obligation by the Fund, as seller, to deliver cash or the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash or the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

    Although the terms of futures contracts specify actual delivery or receipt of securities or specific instrument, in most instances the contracts are closed out before the settlement date without the making or taking of delivery. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

    OPTIONS ON FUTURES CONTRACTS. The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the

Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of assets it intends to buy, and the value of such assets decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the Commodity Futures Trading Commission either: 1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or 2) the underlying value of all long positions in futures contracts will not exceed the total value of a) all short-term debt obligations held by the Fund; b) cash held by the Fund; c) cash proceeds due to the Fund on investments within thirty days; d) the margin deposited on the contracts; and e) any unrealized appreciation in the value of the contracts.


    If the Fund has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities, equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.



    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities, equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of Fund assets is that the prices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's assets. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or asset price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the assets which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying assets rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying assets at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying assets.

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. A repurchase agreement may be viewed as a type of secured lending by the Fund which typically involves the acquisition by the Fund of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested from the counterparty and when reviewed added to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. The procedures also require that the collateral underlying the agreement be specified. During the fiscal year ended October 31, 1996, the Fund did not enter into repurchase agreements in an amount greater than 5% of the Fund's net assets.



    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. During the fiscal year ended October 31, 1996, the Fund did not purchase any such securities.



    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale. During the fiscal year ended October 31, 1996, the Fund did not purchase any when, as and if issued securities.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or appropriate high-grade debt obligations, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business days' notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees of the Fund.


    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. During the fiscal year ended October 31, 1996, the Fund did not loan any of its portfolio securities.


    WARRANTS. The Fund may acquire warrants attached to other securities and, in addition may invest up to 5% of the value of its total assets in warrants, including up to 2% of such assets in warrants not listed on the New York or American Stock Exchanges or a recognized foreign stock exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

        1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the
    Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

        2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

        3. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available)
    and repurchase agreements which have a maturity of longer than seven days. The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Investment Manager disagrees with this position. Nevertheless, the Fund has agreed to treat OTC options and the covering assets thereon as illiquid securities for purposes of this investment restriction.

        4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commissions, is involved and only if immediately thereafter not more than 10% of the Trust's total assets would be invested in such securities.

        5. Purchase or sell commodities or commodities contracts (other than precious metals or minerals commodities or contracts) provided however that the Fund may invest in futures and related options thereon.

        6. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        7. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a)
    entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

        8. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (6). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

        9. Make loans of money or securities; except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

       10. Make short sales of securities.

       11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

       12. Invest for the purpose of exercising control or management of any other issuer.

       13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments would exceed 5% of the value of the Fund's total assets of which not more than 2% of the Fund's total assets may be invested in warrants not listed on the New York or American Stock Exchange or a recognized foreign stock exchange.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund paid $227,064, $145,843, and $270,567 in brokerage commissions respectively.



    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors are considered including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.


    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended October 31, 1996 the Fund directed the payment of $189,519 in brokerage commissions in connection with transactions in the aggregate amount of $36,343,058 to brokers because of research services provided.


    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by the amount of brokerage commissions it may pay to DWR. During the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund paid a total of $30,640, $22,154 and $15,880, respectively in brokerage commissions to DWR. During the fiscal year ended October 31, 1996 the brokerage commissions paid to DWR represented approximately 13.49% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 27.14% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


    Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage, permits such exchange members to execute such securities transactions on an exchange only if the affiliate or account expressly consents. To the extent
Section 11(a) would apply to DWR acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate written consents have been given.

PORTFOLIO TRADING


    It is anticipated that the Fund's portfolio turnover rate will not exceed 100% in any one year. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. During the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, the Fund's portfolio turnover rates were 46%, 23% and 46%, respectively.

THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on October 30, 1992, approved the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 17, 1996, the Trustees, including all of the Independent Trustees, approved the most recent continuation of the Distribution Agreement until April 30, 1997.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto to prospective Shareholders. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus. The Distributor, has informed the Fund that for the fiscal years ended October 31, 1996, October 31, 1995 and October 31, 1994, it received approximately $163,116, $234,131 and $203,000, respectively in contingent deferred sales charges.


    The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice.

    The Plan was adopted by a vote of the Trustees of the Fund on February 15, 1990, and on April 12, 1990, at a Meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from DWR and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. DWR, as the then sole shareholder of the Fund, approved the Plan on June 7, 1990, whereupon the Plan went into effect.The shareholders of the Fund, holding a majority, as defined in the Act, of the outstanding voting securities of the Fund, approved the Plan at a Special Meeting of Shareholders held on September 20, 1991.


    Under its terms, the Plan had an initial term ending April 30, 1991 and provides that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. The most recent continuance of the Plan for one year, until April 30, 1997, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees on April 17, 1996. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtained and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustee's quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided herein.


    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.


    Pursuant to the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 1996, of $654,543. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 1.0% of the average daily net assets of the Fund and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to .25 of 1% of the current value of the amount sold (not including reinvested dividends and distributions). The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation and overhead. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and DWR's opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund paid 100% of the $654,543 accrued under the Plan for the fiscal year ended October 31, 1996 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $6,352,904 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways; (i) 23.18% ($1,472,383)--advertising and promotional expenses; (ii) 2.08% ($132,200)--printing of prospectuses for distribution to other than current shareholders; and (iii) 74.74% ($4,748,321)--other expenses, including the gross sales credit and the carrying charge, of which 6.26% ($297,050) represents carrying charges, 37.56% ($1,783,624) represents commission credits to DWR branch offices for payments of commissions to account executives and 56.18% ($2,667,647) represents overhead and other branch office distribution-related expenses.



    At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that the excess expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of the sale of Fund's shares, totalled $3,103,792 as of October 31, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.



    No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be termi-nated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) (which corresponds to the closing time on various options exchanges) on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Short-term debt securities with remaining maturities of 60 days or less to maturity at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark to market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Options are valued at the mean between their latest bid and asked prices. Futures are valued at the last sale price as of the close of the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m., New York time, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.


    TARGETED DIVIDENDS.SM In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Precious Metals and Minerals Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.



    EASYINVEST.SM Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value per share, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases--Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Precious Metals and Minerals Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge", a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from an Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for Dean Witter Short-Term U.S. Treasury Trust is $10,000, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.


    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Fund's Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The Term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus
(c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which were purchased by certain Unit Investment Trusts (on which a sales charge has been paid) or which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for the shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                             CONTINGENT DEFERRED
               YEAR SINCE                       SALES CHARGE
                PURCHASE                     AS A PERCENTAGE OF
              PAYMENT MADE                     AMOUNT REDEEMED
----------------------------------------     -------------------
First...................................            5.0%
Second..................................            4.0%
Third...................................            3.0%
Fourth..................................            2.0%
Fifth...................................            2.0%
Sixth...................................            1.0%
Seventh and thereafter..................            None

    In determining the rate of the CDSC it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certificate or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within thirty days after the date of redemption or repurchase reinstate any portion of all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than one year. Gains or losses on the sale of securities held for one year or less will be short-term capital gains or losses.

    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year to the extent that it distributes such income and capital gains to its shareholders. Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the

Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund had held for a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable incomes or, alternatively, use them as foreign tax credits against their United States income taxes. The Fund will report annually to its shareholders the amount per share of such withholding.

    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury is currently considering various solutions to this problem and, in any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


    The average annual total return of the Fund for the fiscal year ended October 31, 1996, for the five years ended October 31, 1996, and for the period August 6, 1990 (commencement of operations) through October 31, 1996 was 10.93%, 5.96% and 2.64% respectively.



    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total return of the Fund for the fiscal year ended October 31, 1996, for the five years ended October 31, 1996, and for the period August 6, 1990 through October 31, 1996 was 15.93%, 6.28% and 2.64% respectively.


    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation the

Fund's total return for the fiscal year ended October 31, 1996, for the five years ended October 31, 1996 and for the period August 6, 1990 through October 31, 1996 was 15.93%, 35.60% and 17.64% respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000 as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $11,764, $58,820 and $117,640 respectively at October 31, 1996.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held.

    All of the Trustees, except for Messrs. Bozic, Purcell and Schroeder, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on January 12, 1993. Messrs. Bozic, Purcell and Schroeder were elected by the other Trustees of the Fund on April 8, 1994. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.


    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated above, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Trust shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend

Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

    Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890 acts as Sub-Custodian for the storing, transferring and delivering of the precious metals owned by the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.


    The Fund's fiscal year ends on October 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.


LEGAL COUNSEL
--------------------------------------------------------------------------------

    Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The financial statements of the Fund for the year ended October 31, 1996 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             COMMON STOCKS (88.9%)
             AUSTRALIA (13.7%)
             GOLD
   400,000   Acacia Resources Limited*............  $      753,508
   165,000   Great Central Mines..................         500,188
   400,000   Menzies Gold NL*.....................         189,960
   160,000   Plutonic Resources Ltd...............         759,840
                                                    --------------
                                                         2,203,496
                                                    --------------
             GOLD MINING
   400,000   Delta Gold*..........................         759,840
    15,000   Lihir Gold Ltd. (ADR)*...............         528,750
   325,949   Mount Edon Gold Mines Ltd.*..........         420,522
   240,000   Newcrest Mining Ltd..................         828,226
   328,293   Normandy Poseidon Ltd................         446,932
   500,000   Placer Pacific Ltd...................         569,880
   431,303   Ross Mining N.L......................         426,720
   105,000   Sons of Gwalia Ltd...................         677,326
   650,000   St. Barbara Mines Ltd.*..............         370,422
   125,375   Western Mining Corp. Holdings Ltd....         786,928
                                                    --------------
                                                         5,815,546
                                                    --------------
             METALS & MINING
   200,000   Pasminco Ltd.........................         310,268
                                                    --------------
             TOTAL AUSTRALIA......................       8,329,310
                                                    --------------
             CANADA (40.0%)
             GOLD
   120,000   Bema Gold Corporation*...............         722,027
     5,000   Bro-X Minerals Ltd.*.................          14,575
   125,000   Geomaque Explorations Ltd.*..........         312,991
    50,000   Kazakhstan Minerals Corp.*...........         337,500
    40,000   Nevsun Resources Ltd.*...............         304,956
    15,000   Southwestern Gold Corp.*.............         249,458
   120,000   Triton Mining Corp.*.................         417,072
   200,000   Vengold Inc.*........................         261,604
    65,000   Viceroy Resource Corp.*..............         318,223
   350,000   William Resources, Inc.*.............         423,798
                                                    --------------
                                                         3,362,204
                                                    --------------

 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------

             GOLD MINING
   100,000   Agnico-Eagle Mines Ltd...............  $    1,400,000
   100,000   Barrick Gold Corp....................       2,612,500
    50,000   Bre-X Minerals Ltd.*.................         837,133
   130,000   Cambior, Inc.........................       1,818,536
   170,200   Dayton Mining Corp.*.................       1,088,639
   100,000   Echo Bay Mines Ltd...................         781,250
    75,000   Eldorado Corporation Ltd.*...........         482,099
   110,000   Goldcorp, Inc.*......................       1,018,613
    46,600   Golden Knight Resources, Inc.*.......         267,950
   100,000   Indomin Resources Ltd.*..............         362,508
   150,000   Kinross Gold Corp.*..................       1,086,012
    95,000   Miramar Mining Corp.*................         468,644
   100,000   Pegasus Gold, Inc.*..................       1,000,000
   100,000   Placer Dome, Inc.....................       2,400,000
   125,000   Prime Resources Group, Inc...........         920,287
   120,000   Royal Oak Mines, Inc.*...............         450,000
    55,000   Teck Corp. (B Shares)................       1,161,336
   200,000   TVX Gold, Inc.*......................       1,500,000
                                                    --------------
                                                        19,655,507
                                                    --------------
             METALS & MINING
    30,000   Aber Resources Ltd*..................         468,645
    65,000   Greenstone Resources Ltd.*...........         825,921
                                                    --------------
                                                         1,294,566
                                                    --------------

             TOTAL CANADA.........................      24,312,277
                                                    --------------

             PERU (0.6%)
             GOLD
    20,000   Compania de Minas Buenaventura S.A.
             (ADR)*...............................         335,000
                                                    --------------

             UNITED KINGDOM (3.4%)
             GOLD MINING
    86,537   Ashanti Goldfields Ltd...............       1,449,495
    16,537   AGSM Preference Share................          53,580
                                                    --------------
                                                         1,503,075
                                                    --------------
             METALS & MINING
    10,000   RTZ Corp. PLC (ADR)..................         647,500
                                                    --------------

             TOTAL UNITED KINGDOM.................       2,150,575
                                                    --------------




                       SEE NOTES TO FINANCIAL STATEMENTS
                                       41

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1996, CONTINUED


 NUMBER OF
  SHARES                                                VALUE
------------------------------------------------------------------
             UNITED STATES (31.2%)
             GOLD
    25,000   Crown Resource Corp.*................  $      146,875
   130,000   Meridian Gold Inc.*..................         568,750
                                                    --------------
                                                           715,625
                                                    --------------
             GOLD MINING
   100,000   Amax Gold, Inc.*.....................         550,000
    59,200   Battle Mountain Gold Co..............         453,547
   170,000   Battle Mountain Gold Co. (Class A)...       1,296,250
   125,000   Canyon Resources Corp.*..............         320,312
    70,000   Freeport-McMoran Copper & Gold, Inc.
             (Class A)............................       2,030,000
    65,000   Getchell Gold Corp.*.................       2,892,500
    75,000   Golden Star Resources Ltd.*..........       1,396,875
   100,000   Homestake Mining Co..................       1,425,000
    25,000   Newmont Gold Co......................       1,153,125
    50,000   Newmont Mining Corp..................       2,312,500
   100,000   Santa Fe Pacific Gold Corp...........       1,187,500
                                                    --------------
                                                        15,017,609
                                                    --------------
             PLATINUM & PALLADIUM
    50,000   Stillwater Mining Co.*...............         825,000
                                                    --------------
             SILVER
    90,000   Coeur D'Alene Mines Corp.............       1,316,250
   195,000   Hecla Mining Co.*....................       1,096,875
                                                    --------------
                                                         2,413,125
                                                    --------------
             TOTAL UNITED STATES..................      18,971,359
                                                    --------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $52,949,509)........      54,098,521
                                                    --------------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
------------------------------------------------------------------

             U.S. GOVERNMENT OBLIGATIONS (5.5%)
 $   1,000   U.S. Treasury Bond 6.25%
             due 08/15/23.........................  $      939,330
       900   U.S. Treasury Note 7.50%
             due 05/15/02.........................         957,843
       825   U.S. Treasury Note 7.875%
             due 11/15/99.........................         869,195
       500   U.S. Treasury Note 8.75%
             due 08/15/00.........................         545,835
                                                    --------------

             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (IDENTIFIED COST $3,127,641).........       3,312,203
                                                    --------------

             SHORT-TERM INVESTMENTS (a) (7.2%)
             U.S. GOVERNMENT AGENCY
     4,400   Federal Home Loan Mortgage Corp.
             5.17% to 5.53% due 11/01/96 to
             11/06/96 (Amortized Cost
             $4,398,564)..........................       4,398,564
                                                    --------------

TOTAL INVESTMENTS
(IDENTIFIED COST $60,475,714)
(B)..........................      101.6%   61,809,288

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS.............       (1.6)     (968,046)
                                   -----   -----------

NET ASSETS...................      100.0%  $60,841,242
                                   -----   -----------
                                   -----   -----------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Securities were purchased on a discount basis. The interest rates shown reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $62,057,491; the aggregate gross unrealized appreciation is $5,348,396 and the aggregate gross unrealized depreciation is $5,596,599, resulting in a net unrealized depreciation of $248,203.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996


ASSETS:
Investments in securities, at value
  (identified cost $60,475,714).............................  $61,809,288
Cash........................................................       50,963
Receivable for:
    Shares of beneficial interest sold......................      185,730
    Interest................................................       83,715
    Dividends...............................................       34,065
Prepaid expenses............................................       23,502
                                                              -----------
     TOTAL ASSETS...........................................   62,187,263
                                                              -----------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............    1,175,185
    Plan of distribution fee................................       52,622
    Investment management fee...............................       42,097
Accrued expenses and other payables.........................       76,117
                                                              -----------
     TOTAL LIABILITIES......................................    1,346,021
                                                              -----------
NET ASSETS:
Paid-in-capital.............................................   56,573,350
Net unrealized appreciation.................................    1,333,584
Accumulated net investment loss.............................     (567,810)
Accumulated undistributed net realized gain.................    3,502,118
                                                              -----------
     NET ASSETS.............................................  $60,841,242
                                                              -----------
                                                              -----------
NET ASSET VALUE PER SHARE,
  5,460,908 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                   $11.14
                                                              -----------
                                                              -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996


NET INVESTMENT INCOME:
INCOME
Dividends (net of $37,068 foreign withholding tax)..........  $  473,856
Interest....................................................     459,717
                                                              ----------
     TOTAL INCOME...........................................     933,573
                                                              ----------
EXPENSES
Plan of distribution fee....................................     654,543
Investment management fee...................................     523,635
Transfer agent fees and expenses............................      95,140
Professional fees...........................................      55,762
Shareholder reports and notices.............................      48,118
Registration fees...........................................      47,526
Custodian fees..............................................      34,337
Trustees' fees and expenses.................................      21,271
Other.......................................................       5,678
                                                              ----------
     TOTAL EXPENSES.........................................   1,486,010
                                                              ----------
     NET INVESTMENT LOSS....................................    (552,437)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
    Investments.............................................   3,867,377
    Foreign exchange transactions...........................      (6,284)
                                                              ----------
     NET GAIN...............................................   3,861,093
Net change in unrealized depreciation on investments........   4,900,602
                                                              ----------
     NET GAIN...............................................   8,761,695
                                                              ----------
NET INCREASE................................................  $8,209,258
                                                              ----------
                                                              ----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1996   OCTOBER 31, 1995
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss.........................................    $  (552,437)       $   (451,320)
Net realized gain...........................................      3,861,093           1,085,550
Net change in unrealized appreciation/depreciation..........      4,900,602          (9,565,932)
                                                              ----------------   ----------------
     NET INCREASE (DECREASE)................................      8,209,258          (8,931,702)
Distributions from net realized gain........................     (1,036,713)         (1,383,398)
Net decrease from transactions in shares of beneficial
  interest..................................................     (1,779,587)         (7,680,413)
                                                              ----------------   ----------------
     NET INCREASE (DECREASE)................................      5,392,958         (17,995,513)
                                                              ----------------   ----------------
NET ASSETS:
Beginning of period.........................................     55,448,284          73,443,797
                                                              ----------------   ----------------
     END OF PERIOD
    (INCLUDING ACCUMULATED NET INVESTMENT LOSS OF $567,810
    AND $30,895, RESPECTIVELY)..............................    $60,841,242        $ 55,448,284
                                                              ----------------   ----------------
                                                              ----------------   ----------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES
Dean Witter Precious Metals and Minerals Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund will attempt to achieve its investment objective by investing principally in the securities of foreign and domestic companies engaged in the exploration, mining, fabrication, processing, distribution or trading of precious metals and minerals or in companies engaged in financing, managing, controlling or operating companies engaged in these activities and also by investing a portion of its assets in gold, silver, platinum and palladium bullion and coins. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on August 6, 1990.
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.
C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.
D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.
E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.
F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
2. INVESTMENT MANAGEMENT AGREEMENT
Pursuant to an Investment Management Agreement, the Fund pays Dean Witter InterCapital (the "Investment Manager") a management fee, accrued daily and payable monthly, by applying the annual rate of 0.80% to the net assets of the Fund determined as of the close of each business day.
Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.
3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.
Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $3,103,792 at October 31, 1996.
Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.
The Distributor has informed the Fund that for the year ended October 31, 1996, it received approximately $163,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.
4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $27,676,555 and $31,659,682, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $1,449,688 and $1,556,563, respectively.
For the year ended October 31, 1996, the Fund incurred brokerage commissions of $30,640 with DWR for portfolio transactions executed on behalf of the Fund.
Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $11,000.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1996, CONTINUED

5. SHARES OF BENEFICIAL INTEREST
Transactions in shares of beneficial interest were as follows:

                                                                          FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        OCTOBER 31, 1996              OCTOBER 31, 1995
                                                                   ---------------------------   ---------------------------
                                                                      SHARES         AMOUNT         SHARES         AMOUNT
                                                                   ------------   ------------   ------------   ------------
Sold.............................................................    11,549,105   $136,343,744     10,016,172   $104,853,425
Reinvestment of distributions....................................        90,619        963,279        130,623      1,296,062
                                                                   ------------   ------------   ------------   ------------
                                                                     11,639,724    137,307,023     10,146,795    106,149,487
Repurchased......................................................   (11,855,110)  (139,086,610)   (10,882,589)  (113,829,900)
                                                                   ------------   ------------   ------------   ------------
Net decrease.....................................................      (215,386)  $ (1,779,587)      (735,794)  $ (7,680,413)
                                                                   ------------   ------------   ------------   ------------
                                                                   ------------   ------------   ------------   ------------


6. FEDERAL INCOME TAX STATUS


As of October 31, 1996, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies.


To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996, paid-in-capital was charged $93,512, accumulated undistributed net realized gain was credited $77,990 and accumulated net investment loss was credited $15,522.


7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

At October 31, 1996, there were no outstanding forward contracts.


Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                     FOR THE PERIOD
                                                                                                       AUGUST 6,
                                                                                                         1990*
                                                 FOR THE YEAR ENDED OCTOBER 31                          THROUGH
                               ------------------------------------------------------------------     OCTOBER 31,
                                 1996       1995       1994       1993       1992        1991             1990
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period....................... $   9.77   $  11.45   $  10.80   $   7.87   $   8.59   $   8.57       $     10.00
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Net investment income
 (loss).......................    (0.10)     (0.08)     (0.06)     (0.04)     (0.05)      0.06              0.05
Net realized and unrealized
 gain (loss)..................     1.66      (1.38)      0.73       2.97      (0.62)      0.03             (1.48)
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Total from investment
 operations...................     1.56      (1.46)      0.67       2.93      (0.67)      0.09             (1.43)
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Less dividends and
 distributions from:
   Net investment income......       --         --         --         --      (0.04)     (0.07)               --
   Net realized gain..........    (0.19)     (0.22)     (0.02)        --      (0.01)        --                --
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Total dividends and
 distributions................    (0.19)     (0.22)     (0.02)        --      (0.05)     (0.07)             0.00
                               ---------  ---------  ---------  ---------  ---------     -----            ------

Net asset value, end of
 period....................... $  11.14   $   9.77   $  11.45   $  10.80   $   7.87   $   8.59       $      8.57
                               ---------  ---------  ---------  ---------  ---------     -----            ------
                               ---------  ---------  ---------  ---------  ---------     -----            ------

TOTAL INVESTMENT RETURN+......    15.93%    (12.78)%     6.18%     37.23%     (7.97)%     1.23%           (14.30)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses......................     2.27%      2.29%      2.28%      2.79%      3.30%      2.18%(4)          1.49%(2)(3)

Net investment income
 (loss).......................    (0.84)%    (0.70)%    (0.87)%    (1.07)%    (0.74)%     0.93%(4)          2.99%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands....................   $60,841    $55,448    $73,444    $45,204    $15,135      $11,246            $5,843

Portfolio turnover rate.......       46%        23%        46%        25%         9%        11%          --

Average commission rate
 paid.........................   $0.0217        --         --         --         --         --           --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charges. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager (after application of the Fund's expense limitation), the above annualized expense and net investment income ratios would have been 3.50% and 0.98%, respectively.
(4) If the Fund had borne all expenses that were assumed or waived by the Investment Manager (after application of the Fund's expense limitation), the above annualized expense and net investment income ratios would have been 3.50% and (0.39)%, respectively.


                          SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER PRECIOUS METALS AND MINERALS TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER PRECIOUS METALS AND MINERALS TRUST


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Precious Metals and Minerals Trust (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the six years in the period then ended and for the period August 6, 1990 (commencement of operations) through October 31, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10036
DECEMBER 13, 1996


--------------------------------------------------------------------------------
                      1996 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended October 31, 1996, the Fund paid to shareholders $0.19 per share from long-term capital gains.

                   DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

                              PART C  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits


     (a)  FINANCIAL STATEMENTS

          (1)  Financial statements and schedules, included
          in Prospectus (Part A):                                     Page in
                                                                    Prospectus
                                                                    ----------

          Financial highlights for the period August 6, 1990
          through October 31, 1990 and for the fiscal years
          ended October 31, 1991, 1992, 1993, 1994, 1995
          and 1996......................................................   04

          (2)  Financial statements included in the Statement of
          Additional Information (Part B):                           Page in
                                                                       SAI
                                                                       ---

          Portfolio of Investments at October 31, 1996..................   41

          Statement of assets and liabilities at
          October 31, 1996..............................................   43

          Statement of operations for the year ended
          October 31, 1996..............................................   44

          Statement of changes in net assets for the
          years ended October 31, 1995 and 1996.........................   45

          Notes to Financial Statements.................................   46

          Financial highlights for the period August 6, 1990
          through October 31, 1990 and for the fiscal years
          ended October 31, 1991, 1992, 1993, 1994, 1995
          and 1996......................................................   51

          (3) Financial statements included in Part C:

          None

          (b)  EXHIBITS:

     2. -- By-Laws of the Registrant, Amended and Restated as of October 25, 1996

     8.  --   Form of Amendment to the Custody Agreement
              between Registrant and The Bank of New York.

     11. --   Consent of Independent Accountants

     16. --   Schedule for Computation of Performance Quotations


     27. --   Financial Data Schedule

     -----------------------------------
              All other exhibits previously filed and incorporated by reference.


Item 25.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

              None


Item 26.      NUMBER OF HOLDERS OF SECURITIES.

        (1)                                      (2)
                                     Number of Record Holders
     Title of Class                     at November 30, 1996
     --------------                  ------------------------

Shares of Beneficial Interest                  7,245

Item 27. INDEMNIFICATION

    Pursuant to Section 5.3 of the Registrant's Declaration of
Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

 Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

    See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

    The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities

(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund
(57) Dean Witter Income Builder Fund
(58) Dean Witter Special Value Fund

The term "TCW/DW Funds" refers to the following registered investment companies:
OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust
CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Charles A. Fiumefreddo       Executive Vice President and Director of Dean
Chairman, Chief              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and        Executive Officer and Director of Dean Witter
Director                     Distributors Inc. ("Distributors") and Dean
                             Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                             ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                             Funds and Chairman, Chief Executive Officer and
                             Trustee of the TCW/DW Funds; Formerly Executive
                             Vice President and Director of Dean Witter,
                             Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell            Chairman, Chief Executive Officer and Director of
Director                     of DWDC and DWR; Director of DWSC and
                             Distributors; Director or Trustee of the Dean
                             Witter Funds; Director and/or officer of various
                             DWDC subsidiaries.

Richard M. DeMartini         Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Capital;
                             Director of DWR, DWSC, Distributors and DWTC;
                             Trustee of the TCW/DW Funds; Member (since
                             January, 1993) and Chairman (since January, 1995) of the Board of Directors of NASDAQ.

James F. Higgins             Executive Vice President of DWDC; President and
Director                     Chief Operating Officer of Dean Witter Financial;
                             Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider          Executive Vice President and Chief Financial
Executive Vice               Officer of DWDC, DWR, DWSC and Distributors;
President, Chief             Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards         Executive Vice President, Secretary and General
Director                     Counsel of DWDC and DWR; Executive Vice President,
                             Secretary and Chief Legal Officer of Distributors;
                             Director of DWR, DWSC and Distributors.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Robert M. Scanlan            President and Chief Operating Officer of DWSC,
President and Chief          Executive Vice President of Distributors;
Operating Officer            Executive Vice President and Director of DWTC;
                             Vice President of the Dean Witter Funds and the
                             TCW/DW Funds.

John Van Heuvelen            President, Chief Operating Officer and Director
Executive Vice               of DWTC.
President

Joseph J. McAlinden
Executive Vice President
and Chief Investment         Vice President of the Dean Witter Funds and
Officer                      Director of DWTC.

Sheldon Curtis               Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,       Secretary and General Counsel of DWSC; Senior Vice
General Counsel and          President, Assistant General Counsel and Assistant
Secretary                    Secretary of Distributors; Senior Vice President
                             and Secretary of DWTC; Vice President, Secretary
                             and General Counsel of the Dean Witter Funds and
                             the TCW/DW Funds.
Peter M. Avelar
Senior Vice President        Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President        Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President        Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President        Senior Vice President of DWSC, Distributors
                             and DWTC and Director of DWTC; Vice President of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President        Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President        Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President        Vice President of various Dean Witter Funds.

Jenny B. Jones
Senior Vice President        Vice President of Dean Witter Special Value Fund.

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

John B. Kemp, III            Director of the Provident Savings Bank, Jersey
Senior Vice President        City, New Jersey.

Anita Kolleeny
Senior Vice President        Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President        Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President        Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President        Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President        Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Barry Fink                   First Vice President and Assistant Secretary of
First Vice President         DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary      Funds and the TCW/DW Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

Joan Allman
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds

Kirk Balzer
Vice President               Vice President of various Dean Witter Funds

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President               Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President               Vice President of DWSC.

Frank J. DeVito
Vice President               Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

John Hechtlinger
Vice President

Peter Hermann
Vice President               Vice President of various Dean Witter Funds

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

James Kastberg
Vice President

Stanley Kapica
Vice President

Michael Knox
Vice President               Vice President of various Dean Witter Funds

Konrad J. Krill
Vice President               Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President               Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President               Vice President of various Dean Witter Funds.

LouAnne D. McInnis           Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

Anne Pickrell
Vice President               Vice President of Dean Witter Global Short-
                             Term Income Fund Inc.

Hugh Rose
Vice President

Robert Rossetti
Vice President

Ruth Rossi                   Vice President and Assistant Secretary of DWSC;
Vice President and           Assistant Secretary of the Dean Witter Funds and
Assistant Secretary          the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President               Vice President of Prime Income Trust

Peter Seeley                 Vice President of Dean Witter World
Vice President               Wide Income Trust

Jayne M. Stevlingson
Vice President               Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President               Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President               Vice President of various Dean Witter Funds.

Alice Weiss
Vice President               Vice President of various Dean Witter Funds.

Katherine C. Wickham
Vice President

Item 29.     PRINCIPAL UNDERWRITERS
    (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:
 (1)       Dean Witter Liquid Asset Fund Inc.
 (2)       Dean Witter Tax-Free Daily Income Trust
 (3)       Dean Witter California Tax-Free Daily Income Trust
 (4)       Dean Witter Retirement Series
 (5)       Dean Witter Dividend Growth Securities Inc.
 (6)       Dean Witter Global Asset Allocation
 (7)       Dean Witter World Wide Investment Trust
 (8)       Dean Witter Capital Growth Securities
 (9)       Dean Witter Convertible Securities Trust
(10)       Active Assets Tax-Free Trust
(11)       Active Assets Money Trust
(12)       Active Assets California Tax-Free Trust
(13)       Active Assets Government Securities Trust
(14)       Dean Witter Short-Term Bond Fund
(15)       Dean Witter Mid-Cap Growth Fund
(16)       Dean Witter U.S. Government Securities Trust
(17)       Dean Witter High Yield Securities Inc.
(18)       Dean Witter New York Tax-Free Income Fund
(19)       Dean Witter Tax-Exempt Securities Trust
(20)       Dean Witter California Tax-Free Income Fund
(21)       Dean Witter Limited Term Municipal Trust
(22)       Dean Witter Natural Resource Development Securities Inc.
(23)       Dean Witter World Wide Income Trust
(24)       Dean Witter Utilities Fund
(25)       Dean Witter Strategist Fund
(26)       Dean Witter New York Municipal Money Market Trust
(27)       Dean Witter Intermediate Income Securities
(28)       Prime Income Trust
(29)       Dean Witter European Growth Fund Inc.
(30)       Dean Witter Developing Growth Securities Trust
(31)       Dean Witter Precious Metals and Minerals Trust
(32)       Dean Witter Pacific Growth Fund Inc.
(33)       Dean Witter Multi-State Municipal Series Trust
(34)       Dean Witter Federal Securities Trust
(35)       Dean Witter Short-Term U.S. Treasury Trust
(36)       Dean Witter Diversified Income Trust
(37)       Dean Witter Health Sciences Trust
(38)       Dean Witter Global Dividend Growth Securities
(39)       Dean Witter American Value Fund
(40)       Dean Witter U.S. Government Money Market Trust
(41)       Dean Witter Global Short-Term Income Fund Inc.
(42)       Dean Witter Premier Income Trust
(43)       Dean Witter Value-Added Market Series
(44)       Dean Witter Global Utilities Fund
(45)       Dean Witter High Income Securities
(46)       Dean Witter National Municipal Trust
(47)       Dean Witter International SmallCap Fund
(48)       Dean Witter Balanced Growth Fund
(49)       Dean Witter Balanced Income Fund

(50)       Dean Witter Hawaii Municipal Trust
(51)       Dean Witter Variable Investment Series
(52)       Dean Witter Capital Appreciation Fund
(53)       Dean Witter Intermediate Term U.S. Treasury Trust
(54)       Dean Witter Information Fund
(55)       Dean Witter Japan Fund
(56)       Dean Witter Income Builder Fund
(57)       Dean Witter Special Value Fund
 (1)       TCW/DW Core Equity Trust
 (2)       TCW/DW North American Government Income Trust
 (3)       TCW/DW Latin American Growth Fund
 (4)       TCW/DW Income and Growth Fund
 (5)       TCW/DW Small Cap Growth Fund
 (6)       TCW/DW Balanced Fund
 (7)       TCW/DW Total Return Trust
 (8)       TCW/DW Mid-Cap Equity Trust
 (9)       TCW/DW Global Telecom Trust
(10)       TCW/DW Strategic Income Trust

    (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                            Positions and
                                            Office with
    Name                                    Distributors
    ----                                    -------------
    Fredrick K. Kubler                     Senior Vice President, Assistant
                                           Secretary and Chief Compliance
                                           Officer.

    Michael T. Gregg                       Vice President and Assistant
                                           Secretary.

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.    MANAGEMENT SERVICES

       Registrant is not a party to any such management-related service contract.

Item 32.    UNDERTAKINGS
        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of December, 1996.

                                 DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

                                 By       /s/Sheldon Curtis
                                    ----------------------------
                                            Sheldon Curtis
                                    Vice President and Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities and on the dates indicated.

    Signatures                    Title                     Date
    ----------                    -----                     ----
(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By   /s/Charles A. Fiumefreddo                             12/24/96
   ----------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By   /s/Thomas F. Caloia                                   12/24/96
   ----------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By   /s/Sheldon Curtis                                     12/24/96
   ----------------------------
        Sheldon Curtis
        Attorney-in-Fact

    Michael Bozic
    Edwin J. Garn
    John R. Haire
    Manuel H. Johnson
    Michael E. Nugent
    John L. Schroeder

By   /s/David M. Butowsky                                  12/24/96
   ----------------------------
        David M. Butowsky
        Attorney-in-Fact

                    DEAN WITTER PRECIOUS METALS AND MINERALS TRUST

                                    EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
2.   --       By-Laws of the Registrant, Amended and Restated as of
              October 25, 1996

8.   -        Form of Amendment to the Custody Agreement between Registrant and
              The Bank of New York.

11. --        Consent of Independent Accountants

16. --        Schedule for Computation of Performance Quotations

27.  --       Financial Data Schedule